UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-07326
Gabelli Investor Funds, Inc.

(Exact name of registrant as specified in charter)
One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)
Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)
registrant’s telephone number, including area code: 1-800-422-3554
Date of fiscal year end: December 31
Date of reporting period: December 31, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.
The Report to Shareholders is attached herewith.

The Gabelli ABC Fund Annual Report December 31, 2010
Morningstar® rated The Gabelli ABC Fund Class AAA Shares 5 stars overall and 5 stars for	Mario J. Gabelli, CFA
the three, five, and ten year periods ended December 31, 2010 among 677, 677, 594, and
392 Mid-Cap Growth funds, respectively.
To Our Shareholders,
     The Sarbanes-Oxley Act requires a fund’s principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission (“SEC”) on Form N-CSR. This certification would cover the portfolio manager’s commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.
     Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the schedule of investments, will be available on our website at www.gabelli.com/funds.
     Enclosed are the audited financial statements including the investment portfolio as of December 31, 2010 with a description of factors that affected the performance during the past year.
Performance Discussion (Unaudited)
     The Gabelli ABC Fund (the “Fund”) (Class AAA) net asset value (“NAV”) per share rose 4.1% in 2010, compared with the Standard & Poor’s (“S&P”) 500 Index and the Lipper U.S. Treasury Money Market Average of 15.1% and 0.02%, respectively.
     The first quarter of 2010 started the year off on relatively good footing with the S&P 500 Index up over 5%. By year end, the S&P 500 was up over 15%. Throughout the year, investors were rightfully concerned about sovereign debt issues in various European countries. The size and trend of our federal deficit led many investors to consider whether our country might eventually face these same debt issues.
     During 2010, another concern causing some volatility in the stock market was the pace at which the U.S. economy was emerging from the Great Recession. As a reminder, the National Bureau of Economic Research, which is charged with deciding when recessions begin and end, stated in September 2010 that the Great Recession actually ended in June 2009, eighteen months after it began. Although the economy did begin to rebuild inventories in the second half of 2009 and corporate profits grew throughout 2010, the pace of recovery was still of concern. The unemployment rate, which is a lagging indicator, stayed stubbornly high, hovering between 9%-10% for most of the year.
     The fourth quarter was the most active of the year as the merger and acquisitions (“M&A”) market ended 2010 with 150 deals larger than $1 billion announced and a total of $716 billion of deals announced globally. December proved to be the most active month since July 2008, with $296 billion in deals announced.

     The third quarter of 2010 proved to be the peak for overseas cross border M&A activity, which decreased by 8% in the fourth quarter. For the year, cross border M&A volume reached just under $1 trillion. The most active overseas M&A activity in the fourth quarter occurred in Asia and Australia, with $216 billion of announced mergers.
     Private equity firms continued to be a driving force in the M&A market, with $138 billion worth of deals announced in the fourth quarter. Thirty of these deals were greater than $1 billion, making it the most active quarter for financial sponsored deals since 2008.
     A selected holding that contributed positively to the Fund’s performance in 2010 was Dionex Corp. (3.3% of net assets as of December 31, 2010). Dionex develops, manufactures, sells, and services chromatography and extraction systems for separating, isolating, and identifying the components of chemical mixtures. Other selected holdings that contributed positively to the Fund’s performance were Atlas Energy Inc. (3.1%), an independent developer and producer of natural gas and oil, with operations in the Appalachian, Michigan, and Indiana Basins, and Baldor Electric Co. (3.0%). Some of the Fund’s weaker performing stocks during the year were Alcon Inc. (1.5%), AllianceBerstein Holding LP (0.5%), and The Student Loan Corp. (0.4%).
     We appreciate your confidence and trust.

Sincerely yours,

Bruce N. Alpert
February 24, 2011	President

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
THE GABELLI ABC FUND CLASS AAA SHARES,
THE LIPPER U.S. TREASURY MONEY MARKET FUND AVERAGE, AND THE S&P 500 INDEX (Unaudited)
Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Comparative Results

Average Annual Returns through December 31, 2010 (a) (Unaudited)

							Since
							Inception
	Quarter	1 Year	3 Year	5 Year	10 Year	15 Year	(5/14/93)
Gabelli ABC Fund
AAA Shares	1.59%	4.11%	2.44%	5.21%	4.32%	6.28%	6.74%
Advisor Shares	1.50	3.81	2.20	5.02	4.23	6.21	6.69
S&P 500 Index	10.76	15.08	(2.84)	2.29	1.42	6.77	8.19 (b)
Lipper U.S. Treasury Money Market Fund Average	0.01	0.02	0.45	1.97	1.81	2.82	2.99 (b)
In the current prospectus, the expense ratio for Class AAA Shares is 0.66% and 0.91% for the Advisor Class Shares. See page 12 for the expense ratios for the year ended December 31, 2010. The Fund does not have a sales charge.
(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Performance returns for periods of less than one year are not annualized. Returns would have been lower if certain expenses of the Fund had not been waived or reimbursed from April 1, 2002 through April 30, 2007. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about this and other matters and should be read carefully before investing. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper U.S. Treasury Money Market Fund Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index. The Class AAA Shares NAVs per share are used to calculate performance for the periods prior to the issuance of the Advisor Class Shares on May 1, 2007. The actual performance of the Advisor Class Shares would have been lower due to the additional expenses associated with this class of shares.

(b)	S&P 500 Index and the Lipper U.S. Treasury Fund Money Market Fund Average since inception performance are as of April 30, 1993.

The Gabelli ABC Fund
Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from July 1, 2010 through December 31, 2010	Expense Table
We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The Expense Table below illustrates your Fund’s costs in two ways:
Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.
Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case — because the hypothetical return used is not the Fund’s actual return — the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2010.

	Beginning	Ending	Annualized	Expenses
	Account Value	Account Value	Expense	Paid During
	07/01/10	12/31/10	Ratio	Period*
The Gabelli ABC Fund
Actual Fund Return
Class AAA	$1,000.00	$1,045.40	0.65%	$3.35
Advisor Class	$1,000.00	$1,044.60	0.90%	$4.64
Hypothetical 5% Return
Class AAA	$1,000.00	$1,021.93	0.65%	$3.31
Advisor Class	$1,000.00	$1,020.67	0.90%	$4.58

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)
The following table presents portfolio holdings as a percent of total net assets as of December 31, 2010:
The Gabelli ABC Fund

U.S. Government Obligations	43.1%
Health Care	9.7%
Energy and Utilities	6.2%
Computer Software and Services	6.2%
Consumer Products	5.0%
Electronics	5.0%
Machinery	5.0%
Telecommunications	4.0%
Diversified Industrial	3.1%
Financial Services	2.1%
Retail	2.0%
Communications Equipment	0.9%
Food and Beverage	0.9%
Business Services	0.8%
Specialty Chemicals	0.7%
Cable and Satellite	0.7%
Entertainment	0.6%
Automotive	0.6%
Aerospace	0.4%
Computer Hardware	0.2%
Transportation	0.2%
Broadcasting	0.2%
Metals and Mining	0.2%
Aviation: Parts and Services	0.1%
Wireless Communications	0.1%
Automotive: Parts and Accessories	0.1%
Consumer Services	0.1%
Commercial Services	0.0%
Hotels and Gaming	0.0%
Semiconductors	0.0%
Airlines	0.0%
Equipment and Supplies	0.0%
Materials	0.0%
Publishing	0.0%
Industrials	0.0%
Real Estate	0.0%
Home Furnishings	0.0%
Other Assets and Liabilities (Net)	1.8%

100.0%

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, the last of which was filed for the quarter ended September 30, 2010. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Proxy Voting
The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Morningstar Rating™ is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. That accounts for variations in a fund’s monthly performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the AAA Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative. ©2010 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

The Gabelli ABC Fund
Schedule of Investments — December 31, 2010

			Market
Shares		Cost	Value
	COMMON STOCKS — 53.2%
	Aerospace — 0.2%
44,700	Herley Industries Inc.†	$517,407	$774,204

	Airlines — 0.0%
5,000	AirTran Holdings Inc.†	36,975	36,950

	Automotive — 0.4%
100,000	Ford Motor Co.†	1,129,349	1,679,000

	Automotive: Parts and Accessories — 0.1%
2,500	Midas Inc.†	28,300	20,275
10,000	Strattec Security Corp.	137,268	333,300

		165,568	353,575

	Aviation: Parts and Services — 0.1%
10,000	Ladish Co. Inc.†	469,879	486,100

	Broadcasting — 0.2%
9,000	Cogeco Inc.	175,303	339,344
10,000	Fisher Communications Inc.†	143,186	218,000
787	Granite Broadcasting Corp.† (a)	9,454	0
500	Liberty Media Corp. — Capital, Cl. A†	5,171	31,280
22,000	LIN TV Corp., Cl. A†	30,674	116,600
6,000	Salem Communications Corp., Cl. A	12,311	19,020

		376,099	724,244

	Business Services — 0.5%
15,000	Ascent Media Corp., Cl. A† .	370,905	581,400
51,000	Diebold Inc.	1,770,057	1,634,550
7,200	GTSI Corp.†	38,132	33,840

		2,179,094	2,249,790

	Cable and Satellite — 0.7%
65,000	British Sky Broadcasting Group plc	696,423	745,868
15,000	Cablevision Systems Corp., Cl. A	267,390	507,600
7,001	DIRECTV, Cl. A†	109,830	279,550
1,000	Draka Holding NV†	26,542	25,523
186,500	Mediacom Communications Corp., Cl. A†	1,576,068	1,577,790
10,000	Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	98,300	45,301

		2,774,553	3,181,632

	Commercial Services — 0.0%
35,300	Rock of Ages Corp.†	183,503	184,619

	Communications Equipment — 0.9%
130,000	CommScope Inc.†	4,080,470	4,058,600
3,000	Thomas & Betts Corp.†	146,663	144,900

		4,227,133	4,203,500

	Computer Hardware — 0.2%
12,000	Compellent Technologies Inc.	$335,301	$331,080
2,000	International Business Machines Corp.	293,363	293,520
12,000	Seagate Technology plc†	174,472	180,360
500	Voltaire Ltd.†	4,318	4,325

		807,454	809,285

	Computer Software and Services — 5.6%
15,300	ADPT Corp.†	45,441	44,829
1,200,000	Art Technology Group Inc.†	7,162,983	7,176,000
6,000	Fidelity National Information Services Inc.	140,222	164,340
3,000	Hypercom Corp.†	21,803	25,110
333,000	McAfee Inc.†	15,685,981	15,421,230
8,000	Mentor Graphics Corp.†	70,925	96,000
5,000	Novell Inc.†	29,665	29,600
21,000	SanDisk Corp.†	211,992	1,047,060
65,000	Yahoo! Inc.†	1,680,169	1,080,950

		25,049,181	25,085,119

	Consumer Products — 5.0%
550,000	Alberto-Culver Co.	20,539,648	20,372,000
50,000	Avon Products Inc.	1,511,401	1,453,000
15,000	Harman International
	Industries Inc.†	495,261	694,500
15,000	Heelys Inc.†	51,184	45,600

		22,597,494	22,565,100

	Consumer Services — 0.1%
4,800	Dollar Thrifty Automotive Group Inc.†	235,928	226,848

	Diversified Industrial — 3.0%
120,100	Cardo AB	7,344,652	7,473,159
2,000	Honeywell International Inc.	78,160	106,320
7,000	Katy Industries Inc.†	21,443	8,400
45,377	Myers Industries Inc.	509,246	441,972
265,000	National Patent Development Corp.†	662,500	424,000
90,000	Tyco International Ltd.	3,481,202	3,729,600
97,400	WHX Corp.†	712,448	1,264,252

		12,809,651	13,447,703

	Electronics — 5.0%
4,500	A123 Systems Inc.†	60,750	42,930
70,000	Alliance Semiconductor Corp.	242,831	16,100
125,000	Dionex Corp.†	14,739,576	14,751,250
24,000	Emulex Corp.†	223,738	279,840
18,000	International Rectifier Corp.†	300,410	534,420
400,000	L-1 Identity Solutions Inc.†	4,677,970	4,764,000
20,000	MoSys Inc.†	76,506	113,800
50,000	Nu Horizons Electronics Corp.†	347,346	348,500
10,000	Texas Instruments Inc.	250,610	325,000
83,000	Zygo Corp.†	796,534	1,015,090

		21,716,271	22,190,930

See accompanying notes to financial statements.

The Gabelli ABC Fund
Schedule of Investments (Continued) — December 31, 2010

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Energy and Utilities — 6.1%
33,000	Allegheny Energy Inc.	$750,446	$799,920
7,000	Anadarko Petroleum Corp.	285,895	533,120
313,900	Atlas Energy Inc.†	13,565,831	13,802,183
10,000	Dart Energy Ltd.†	6,451	11,762
350,000	Dragon Oil plc†	2,179,666	2,935,765
120,000	Dynegy Inc.†	577,958	674,400
46,000	Endesa SA	1,188,019	1,186,068
2,500	EXCO Resources Inc.	49,640	48,550
3,200	Exxon Mobil Corp.	182,544	233,984
42,000	GDF Suez, Strips	0	56
34,198	GenOn Energy Inc.†	204,049	130,294
250,000	GenOn Energy Inc., Escrow† (a)	0	0
50,000	Great Plains Energy Inc.	682,363	969,500
25,000	National Fuel Gas Co.	1,568,621	1,640,500
10,000	Nicor Inc.	496,248	499,200
10,000	Northeast Utilities	202,296	318,800
53,000	NorthWestern Corp.	1,483,414	1,527,990
45,000	NRG Energy Inc.†	1,087,448	879,300
7,000	Occidental Petroleum Corp.	553,068	686,700
1,000	Origin Energy Ltd.	15,738	17,040
25,000	Progress Energy Inc., CVO†	13,000	3,812
2,000	T-3 Energy Services Inc.†	62,643	79,660
19,200	Wellstream Holdings plc	225,557	236,483
95,000	WesternZagros Resources Ltd.†	350,101	45,384

		25,730,996	27,260,471

	Entertainment — 0.6%
1,001	Chestnut Hill Ventures† (a)	3,749	45,596
2,000	Discovery Communications Inc., Cl. A†	34,253	83,400
2,500	Discovery Communications Inc., Cl. C†	41,560	91,725
12,000	Electronic Arts Inc.†	192,890	196,560
3,000	Madison Square Garden Inc., Cl. A†	46,956	77,340
140,000	Take-Two Interactive Software Inc.†	2,356,475	1,713,600
24,000	Vivendi	599,154	647,843

		3,275,037	2,856,064

	Equipment and Supplies — 0.0%
25,000	Baldwin Technology Co. Inc., Cl. A†	59,500	33,000
60	Hexpol AB	881	1,369

		60,381	34,369

	Financial Services — 2.1%
90,000	AllianceBernstein Holding LP	2,391,131	2,099,700
2,000	Argo Group International Holdings Ltd.	52,801	74,900
39,000	Artio Global Investors Inc.	904,780	575,250
4,100	First Mercury Financial Corp.	67,101	67,240
25,000	H&R Block Inc.	$401,092	$297,750
60,000	KKR & Co. LP	349,003	852,000
2,200	Leucadia National Corp.	22,128	64,196
10,000	Marshall & Ilsley Corp.	69,550	69,200
500	MasterCard Inc., Cl. A	99,816	112,055
900	Mercer Insurance Group Inc.	25,121	25,191
20,000	Oritani Financial Corp.	203,087	244,800
4,000	PNC Financial Services Group Inc.	116,300	242,880
2,000	Provident New York Bancorp	24,339	20,980
105,000	SLM Corp.†	1,556,444	1,321,950
22,000	TD Ameritrade Holding Corp.	364,569	417,780
1,600	The Goldman Sachs Group Inc.	235,075	269,056
61,500	The Student Loan Corp.	1,967,347	1,995,060
500	Visa Inc., Cl. A	35,410	35,190
916	Wesco Financial Corp.	329,739	337,464
20,000	Wilmington Trust Corp.	83,042	86,800

		9,297,875	9,209,442

	Food and Beverage — 0.9%
2,000	Corn Products International Inc.	42,847	92,000
20,000	Del Monte Foods Co.	376,100	376,000
6,000	Pernod-Ricard SA	480,215	564,136
12,201	Remy Cointreau SA	580,470	863,313
51,858	Sara Lee Corp.	513,062	908,034
40,000	Wimm-Bill-Dann Foods OJSC, ADR†	1,311,581	1,318,800

		3,304,275	4,122,283

	Health Care — 9.7%
500	Actelion Ltd.†	25,874	27,380
40,000	Alcon Inc.	6,292,343	6,536,000
468	Allergan Inc.	27,202	32,138
6,000	ArthroCare Corp.†	100,130	186,360
5,500	Baxter International Inc.	231,970	278,410
10,000	Beckman Coulter Inc.	741,484	752,300
3,500	Biogen Idec Inc.†	180,806	234,675
5,000	BMP Sunstone Corp.†	49,215	49,550
1,046	Celgene Corp.†	61,107	61,860
55,000	Crucell NV†	1,758,866	1,734,529
48,400	Crucell NV, ADR†	1,062,106	1,514,436
5,000	Eurand NV†	59,095	59,150
78,000	Genzyme Corp.†	5,567,137	5,553,600
30,000	Indevus Pharmaceuticals Inc., Escrow† (a)	0	33,000
1,270,000	King Pharmaceuticals Inc.†	18,021,675	17,843,500
1,000	Martek Biosciences Corp.†	31,455	31,300
80,000	Matrixx Initiatives Inc.†	639,304	676,800
500	Mead Johnson Nutrition Co.	12,000	31,125
24,000	Merck & Co. Inc.	501,209	864,960
103,100	Q-Med AB	1,130,032	1,168,865
7,000	Talecris Biotherapeutics Holdings Corp.†	149,006	163,100
1,000	UCB SA	25,081	34,944
See accompanying notes to financial statements.

The Gabelli ABC Fund
Schedule of Investments (Continued) — December 31, 2010

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Health Care (Continued)
336,500	WuXi PharmaTech (Cayman) Inc., ADR†	$6,537,515	$5,431,110

		43,204,612	43,299,092

	Hotels and Gaming — 0.0%
1,773	Churchill Downs Inc.	63,000	76,948
3,000	MGM Resorts International†	5,792	44,550

		68,792	121,498

	Industrials — 0.0%
300	Todd Shipyards Corp.	6,729	6,717

	Machinery — 5.0%
210,000	Baldor Electric Co.	13,286,097	13,238,400
100,000	Bucyrus International Inc.	8,924,809	8,940,000

		22,210,906	22,178,400

	Materials — 0.0%
4,000	CIMPOR — Cimentos de Portugal SGPS SA	27,782	27,100

	Metals and Mining — 0.2%
13,000	Alcoa Inc.	117,140	200,070
20,000	Camino Minerals Corp.†	3,744	9,856
500	Freeport-McMoRan Copper & Gold Inc.	25,287	60,045
10,000	Gold Fields Ltd., ADR	127,423	181,300
1,500	Newmont Mining Corp.	85,608	92,145
8,000	NovaGold Resources Inc.†	22,280	114,160
237	Royal Gold Inc.	10,539	12,926
3,000	Ventana Gold Corp.†	39,812	40,008

		431,833	710,510

	Publishing — 0.0%
1,000	PagesJaunes Groupe	10,651	9,087

	Real Estate — 0.0%
500	ECO Business-Immobilien AG†	3,961	4,572

	Retail — 1.9%
39,000	AutoNation Inc.†	738,890	1,099,800
126,142	Casey’s General Stores Inc.	5,000,121	5,362,296
55,000	Denny’s Corp.†	172,742	196,900
15,000	Jo-Ann Stores Inc.†	903,458	903,300
22,000	Macy’s Inc.	366,410	556,600
10,000	Massmart Holdings Ltd.	209,252	222,694
4,000	Pier 1 Imports Inc.†	27,590	42,000
1,000	Saks Inc.†	1,720	10,700
88,000	The Great Atlantic & Pacific Tea Co. Inc.†	34,813	18,568

		7,454,996	8,412,858

	Semiconductors — 0.0%
2,500	LTX-Credence Corp.†	18,894	18,500
4,000	Verigy Ltd.†	51,755	52,080

		70,649	70,580

	Specialty Chemicals — 0.7%
17,000	Airgas Inc.	$1,059,365	$1,061,820
13,000	International Flavors & Fragrances Inc.	618,480	722,670
16,000	Monsanto Co.	805,383	1,114,240
2,800	Potash Corp. of Saskatchewan Inc.	402,151	433,524

		2,885,379	3,332,254

	Telecommunications — 3.7%
272,000	Applied Signal Technology Inc.	10,281,654	10,306,080
300,000	Asia Satellite Telecommunications Holdings Ltd.	683,347	521,048
36,000	BCE Inc.	863,662	1,276,560
18,000	Corning Inc.	198,905	347,760
102,200	Fastweb SpA†	2,332,173	2,445,982
85,000	Portugal Telecom SGPS SA	981,386	951,853
15,000	Syniverse Holdings Inc.†	460,374	462,750
3,000	Telegroup Inc.† (a)	32	0
7,000	Telephone & Data Systems Inc.	206,831	255,850
6,000	Verizon Communications Inc.	193,532	214,680

		16,201,896	16,782,563

	Transportation — 0.2%
33,000	AMR Corp.†	268,733	257,070
4,800	Dynamex Inc.†	101,264	118,848
10,000	GATX Corp.	309,541	352,800

		679,538	728,718

	Wireless Communications — 0.1%
500	American Tower Corp., Cl. A†	7,707	25,820
14,000	Metricom Inc.† (a)	1,680	28
8,100	United States Cellular Corp.†	308,699	404,514
50,000	Winstar Communications Inc.† (a)	2,125	50

		320,211	430,412

	TOTAL COMMON STOCKS	230,522,038	237,795,589

	PREFERRED STOCKS — 0.3%
	Automotive — 0.2%
21,000	Ford Motor Co. Capital Trust II, 6.500% Cv. Pfd	856,477	1,089,060

	Communications Equipment — 0.0%
	RSL Communications Ltd.,
1,000	7.500%, Cv. Pfd.† (a)(b)(c)	93	0
2,000	7.500%, Cv. Pfd., Ser. A† (a)	185	0

		278	0

	Home Furnishings — 0.0%
8,000	O’Sullivan Industries Holdings Inc.,
	12.000% Pfd.† (a)	4,750	0

See accompanying notes to financial statements.

The Gabelli ABC Fund
Schedule of Investments (Continued) — December 31, 2010

			Market
Shares		Cost	Value
	PREFERRED STOCKS (Continued)
	Telecommunications — 0.1%
6,000	Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser. B	$164,359	$244,620

	TOTAL PREFERRED STOCKS	1,025,864	1,333,680

	RIGHTS — 0.0%
	Health Care — 0.0%
6,000	Fresenius Kabi Pharmaceuticals Holding Inc., CVR†	0	241

	WARRANTS — 0.0%
	Automotive: Parts and Accessories — 0.0%
377	Federal-Mogul Corp., expire 12/27/14†	14,912	158

	Broadcasting — 0.0%
1,969	Granite Broadcasting Corp., Ser. A, expire 06/04/12† (a)	0	0
1,969	Granite Broadcasting Corp., Ser. B, expire 06/04/12† (a)	0	0

		0	0

	TOTAL WARRANTS	14,912	158

Principal
Amount
	CONVERTIBLE CORPORATE BONDS — 1.5%
	Aerospace — 0.2%
	GenCorp Inc., Sub. Deb. Cv.,
$1,000,000	2.250%, 11/15/24	942,429	992,500
100,000	4.063%, 12/31/39	74,548	94,250

		1,016,977	1,086,750

	Business Services — 0.3%
1,500,000	The Interpublic Group of Companies Inc., Cv., 4.250%, 03/15/23	1,380,176	1,678,125

	Computer Software and Services — 0.6%
2,800,000	SanDisk Corp., Cv., 1.000%, 05/15/13	2,181,227	2,709,000

	Diversified Industrial — 0.1%
200,000	Covanta Holding Corp., Cv., 3.250%, 06/01/14	200,000	239,000

	Retail — 0.1%
712,000	The Great Atlantic & Pacific Tea Co. Inc., Cv., 5.125%, 06/15/11† (a)	612,139	224,280

	Telecommunications — 0.2%
1,000,000	NII Holdings Inc., Cv., 3.125%, 06/15/12	974,227	986,250

	TOTAL CONVERTIBLE CORPORATE BONDS	6,364,746	6,923,405

	CORPORATE BONDS — 0.1%
	Computer Software and Services — 0.0%
$100,000	Exodus Communications Inc., Sub. Deb., 5.250%, 02/15/11† (a)	$2,250	$2,250

	Consumer Products — 0.0%
3,600,000	Pillowtex Corp., Sub. Deb., 6.000%, 12/15/11† (a)	0	0

	Energy and Utilities — 0.1%
1,000,000	Texas Competitive Electric Holdings Co. LLC, Ser. B (STEP), 10.250%, 11/01/15	756,691	565,000

	TOTAL CORPORATE BONDS	758,941	567,250

	U.S. GOVERNMENT OBLIGATIONS — 43.1%
	U.S. Treasury Bills — 43.1%
192,584,000	U.S. Treasury Bills, 0.120% to 0.210%††, 01/27/11 to 06/30/11	192,475,555	192,497,996

	TOTAL U.S. GOVERNMENT OBLIGATIONS	192,475,555	192,497,996

	TOTAL INVESTMENTS — 98.2%	$431,162,056	439,118,319

			Settlement	Unrealized
			Date	Depreciation
		FORWARD FOREIGN EXCHANGE CONTRACTS — 0.0%
1,816,200	(d)	Deliver Euros in exchange for United States Dollar 2,426,890 (e)	01/27/11	(48,485)

Market
Value
Other Assets and Liabilities (Net) — 1.8%	7,871,092
NET ASSETS — 100.0%	$446,940,926

(a)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing valuation of comparable securities and other factors on a regular basis. At December 31, 2010, the market value of fair valued securities amounted to $305,204 or 0.07% of net assets.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the Rule 144A security had no value.

(c)	Illiquid security.

(d)	Principal amount denoted in Euros.

(e)	At December 31, 2010, the Fund has entered into forward foreign exchange contracts with State Street Bank and Trust Co.

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt

Cv.	Convertible

CVO	Contingent Value Obligation

CVR	Contingent Value Rights

OJSC	Open Joint Stock Company

STEP	Step coupon bond. The rate disclosed is that in effect at December 31, 2010.

Strips	Regular coupon payment portion of security traded separately from the principal portion of the security.
See accompanying notes to financial statements.

The Gabelli ABC Fund
Statement of Assets and Liabilities
December 31, 2010

Assets:
Investments, at value (cost $431,162,056)	$439,118,319
Foreign currency, at value (cost $1,735,819)	1,753,247
Cash	2,471,754
Receivable for Fund shares issued	6,990,608
Receivable for investments sold	6,880,789
Dividends and interest receivable	370,829
Prepaid expenses	40,822

Total Assets	457,626,368

Liabilities:
Payable for investments purchased	9,579,132
Payable for Fund shares redeemed	620,464
Payable for investment advisory fees	205,934
Payable for distribution fees	56,698
Payable for accounting fees	7,500
Unrealized depreciation on forward foreign exchange contracts	48,485
Other accrued expenses	167,229

Total Liabilities	10,685,442

Net Assets (applicable to 45,541,016 shares outstanding)	$446,940,926

Net Assets Consist of:
Paid-in capital	$440,213,760
Accumulated net investment income	115,519
Accumulated distributions in excess of net realized gain on investments, securities sold short, and foreign currency transactions	(1,529,822)
Net unrealized appreciation on investments	7,956,263
Net unrealized appreciation on foreign currency translations	185,206

Net Assets	$446,940,926

Shares of Capital Stock each at $0.001 par value; 500,000,000 shares authorized:
Class AAA:
Net Asset Value, offering, and redemption price per share ($176,169,200 ÷ 17,869,406 shares outstanding)	$9.86

Advisor Class:
Net Asset Value, offering, and redemption price per share ($270,771,726 ÷ 27,671,610 shares outstanding)	$9.79

Statement of Operations
For the Year Ended December 31, 2010

Investment Income:
Dividends (net of foreign withholding taxes of $136,933)	$1,719,477
Interest	1,077,828

Total Investment Income	2,797,305

Expenses:
Investment advisory fees	2,432,078
Distribution fees — Advisor Class	572,691
Shareholder services fees	250,824
Shareholder communications expenses	97,008
Custodian fees	85,989
Registration expenses	63,662
Legal and audit fees	62,480
Accounting fees	45,000
Directors’ fees	13,899
Miscellaneous expenses	50,472

Total Expenses	3,674,103

Less:
Advisory fee reduction on unsupervised assets (See Note 3)	(58)
Custodian fee credits	(3,049)

Total Reductions and Credits	(3,107)

Net Expenses	3,670,996

Net Investment Loss	(873,691)

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, and Foreign Currency:
Net realized gain on investments	13,195,731
Net realized loss on securities sold short	(12,948)
Net realized gain on foreign currency transactions	257,829

Net realized gain on investments, securities sold short, and foreign currency transactions	13,440,612

Net change in unrealized appreciation:
on investments	5,736,654
on foreign currency translations	184,731

Net change in unrealized appreciation on investments and foreign currency translations	5,921,385

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, and Foreign Currency	19,361,997

Net Increase in Net Assets Resulting from Operations	$18,488,306

See accompanying notes to financial statements.

The Gabelli ABC Fund
Statement of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2010	December 31, 2009
Operations:
Net investment loss	$(873,691)	$(491,542)
Net realized gain on investments, securities sold short, and foreign currency transactions	13,440,612	6,401,016
Net change in unrealized appreciation on investments, swap contracts, and foreign currency translations	5,921,385	14,922,797

Net Increase in Net Assets Resulting from Operations	18,488,306	20,832,271

Distributions to Shareholders:
Net realized gain
Class AAA	(3,282,216)	(3,723,118)
Advisor Class	(6,128,875)	(2,560,621)

	(9,411,091)	(6,283,739)

Return of capital
Class AAA	—	(1,185)
Advisor Class	—	(815)

	—	(2,000)

Total Distributions to Shareholders	(9,411,091)	(6,285,739)

Capital Share Transactions:
Class AAA	(74,597,540)	105,820,217
Advisor Class	97,370,017	115,556,754

Net Increase in Net Assets from Capital Share Transactions	22,772,477	221,376,971

Redemption Fees	1,189	1,989

Net Increase in Net Assets	31,850,881	235,925,492
Net Assets:
Beginning of period	415,090,045	179,164,553

End of period (including undistributed net investment income of $115,519 and $18,187, respectively)	$446,940,926	$415,090,045

See accompanying notes to financial statements.

The Gabelli ABC Fund
Financial Highlights
Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss)											Ratios to Average Net Assets/
		from Investment Operations			Distributions								Supplemental Data
			Net
			Realized							Net				Operating	Operating
	Net Asset	Net	and	Total		Net				Asset		Net Assets,	Net	Expenses	Expenses
	Value,	Investment	Unrealized	from	Net	Realized	Return			Value,		End of	Investment	Before	Net of	Portfolio
Period Ended	Beginning	Income	Gain (Loss) on	Investment	Investment	Gain on	of	Total	Redemption	End of	Total	Period	Income	Fees	Fees	Turnover
December 31	of Period	(Loss)(a)	Investments	Operations	Income	Investments	Capital(b)	Distributions	Fees(a)(b)	Period	Return†	(in 000’s)	(Loss)	Waived	Waived††(c)	Rate†††
Class AAA
2010	$9.69	$(0.01)	$0.41	$0.40	—	$(0.23)	—	$(0.23)	$0.00	$9.86	4.1%	$176,169	(0.07)%	0.64%	0.64%	363%
2009	9.28	(0.01)	0.57	0.56	—	(0.15)	$(0.00)	(0.15)	0.00	9.69	6.0	244,255	(0.06)	0.66	0.66	472
2008	9.80	0.11	(0.37)	(0.26)	$(0.09)	(0.17)	—	(0.26)	0.00	9.28	(2.6)	129,687	1.11	0.64	0.64	472
2007	10.00	0.16	0.55	0.71	(0.17)	(0.74)	—	(0.91)	0.00	9.80	7.1	176,322	1.50	0.79	0.65	204
2006	9.85	0.30	0.88	1.18	(0.26)	(0.77)	—	(1.03)	0.00	10.00	12.0	154,776	2.44	1.14	0.64	190
Advisor Class
2010	$9.65	$(0.03)	$0.40	$0.37	—	$(0.23)	—	$(0.23)	$0.00	$9.79	3.8%	$270,772	(0.31)%	0.89%	0.89%	363%
2009	9.26	(0.03)	0.57	0.54	—	(0.15)	$(0.00)	(0.15)	0.00	9.65	5.8	170,835	(0.32)	0.91	0.91	472
2008	9.79	0.09	(0.37)	(0.28)	$(0.08)	(0.17)	—	(0.25)	0.00	9.26	(2.8)	49,478	0.92	0.89	0.89	472
2007(d)	10.33	0.12	0.24	0.36	(0.16)	(0.74)	—	(0.90)	0.00	9.79	3.5	6,946	1.74 (e)	0.89 (e)	0.92 (e)	204

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions. Total return for a period of less than one year is not annualized.

††	The ratios do not include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). Including such Custodian Fee Credits, the ratios for the years ended December 31, 2008, 2007, and 2006 would have been 0.63%, 0.63%, and 0.62%, respectively, for Class AAA. The expense ratios for the year ended December 31, 2008 and the period ended December 31, 2007 would have been 0.88% and 0.89%, respectively, for the Advisor Class. For the years ended December 31, 2010 and 2009, the effect of Custodian Fee Credits was minimal.

†††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the years ended December 31, 2007 and 2006, would have been 439% and 394%, respectively.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Amount represents less than $0.005 per share.

(c)	The Fund incurred interest expense during the years ended December 31, 2007 and 2006. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 0.63% and 0.61% for Class AAA, and 0.88% for the period ended December 31, 2007 for the Advisor Class. For the years ended December 31, 2009 and 2008, the effect of interest expense was minimal. For the year ended December 31, 2010, there was no interest expense.

(d)	From the commencement of offering Advisor Class Shares on May 1, 2007 through December 31, 2007.

(e)	Annualized.
See accompanying notes to financial statements.

The Gabelli ABC Fund
Notes to Financial Statements
1. Organization. The Gabelli ABC Fund (the “Fund”), a series of Gabelli Investor Funds, Inc. (the “Corporation”), was organized on October 30, 1992 as a Maryland corporation. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary objective is to achieve total returns that are attractive to investors in various market conditions without excessive risk of capital loss. The Fund commenced investment operations on May 14, 1993. On February 21, 2007, the Board of Directors (the “Board”) reclassified the Fund’s shares into Class AAA Shares and Advisor Class Shares and reallocated the authorized shares evenly between these Share Classes. Advisor Class Shares were first issued on May 1, 2007.
2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).
Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.
Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli ABC Fund
Notes to Financial Statements (Continued)
The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2010 is as follows:

	Valuation Inputs
	Level 1	Level 2 Other Significant	Level 3 Significant	Total Market Value
	Quoted Prices	Observable Inputs	Unobservable Inputs	at 12/31/10
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Broadcasting	$724,244	—	$0	$724,244
Energy and Utilities	27,256,659	$3,812	0	27,260,471
Entertainment	2,810,468	—	45,596	2,856,064
Health Care	43,266,092	—	33,000	43,299,092
Telecommunications	16,782,563	—	0	16,782,563
Wireless Communications	430,334	—	78	430,412
Other Industries (a)	146,442,743	—	—	146,442,743

Total Common Stocks	237,713,103	3,812	78,674	237,795,589

Preferred Stocks:
Communications Equipment	—	—	0	0
Home Furnishings	—	—	0	0
Other Industries (a)	1,333,680	—	—	1,333,680

Total Preferred Stocks	1,333,680	—	0	1,333,680

Rights (a)	241	—	—	241

Warrants:
Automotive: Parts and Accessories	158	—	—	158
Broadcasting	—	—	0	0

Total Warrants	158	—	0	158

Convertible Corporate Bonds	—	6,699,125	224,280	6,923,405
Corporate Bonds	—	565,000	2,250	567,250
U.S. Government Obligations	—	192,497,996	—	192,497,996

TOTAL INVESTMENTS IN SECURITIES — ASSETS	$239,047,182	$199,765,933	$305,204	$439,118,319

OTHER FINANCIAL INSTRUMENTS:
LIABILITIES (Unrealized Depreciation): *
FOREIGN CURRENCY EXCHANGE CONTRACT
Forward Foreign Exchange Contract	$—	$(48,485)	$—	$(48,485)

TOTAL OTHER FINANCIAL INSTRUMENTS	$—	$(48,485)	$—	$(48,485)

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

*	Other financial instruments are derivatives reflected in the SOI, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.

The Gabelli ABC Fund
Notes to Financial Statements (Continued)
The Fund did not have significant transfers between Level 1 and Level 2 during the year ended December 31, 2010.
The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

									Net change
									in unrealized
									appreciation/
									depreciation
									during the
									period on
				Change in					Level 3
	Balance	Accrued	Realized	unrealized	Net	Transfers	Transfers	Balance	investments
	as of	discounts/	gain/	appreciation/	purchases/	into	out of	as of	held at
	12/31/09	(premiums)	(loss)	depreciation†	(sales)	Level 3††	Level 3††	12/31/10	12/31/10†

INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Broadcasting	$—	$—	$—	$—	$—	$0	$—	$0	$—
Computer Software and Services	36,450	—	119,313	(36,450)	(119,313)	—	—	—	—
Energy and Utilities	0	—	—	—	—	—	—	0	—
Entertainment	33,764	—	—	11,832	—	—	—	45,596	11,832
Food and Beverage	0	—	(1,020)	1,020	(0)	—	—	—	—
Healthcare	33,000	—	—	—	—	—	—	33,000	—
Telecommunications	0	—	—	—	—	—	—	0	—
Wireless Communications	50	—	—	27	—	1	—	78	27

Total Common Stocks	103,264	—	118,293	(23,571)	(119,313)	1	—	78,674	11,859

Preferred Stocks:
Communications Equipment	0	—	—	—	—	—	—	0	—
Home Furnishings	0	—	—	—	—	—	—	0	—

Total Preferred Stocks	0	—	—	—	—	—	—	0	—

Warrants:
Broadcasting	—	—	—	(4)	—	4	—	0	(4)

Total Warrants	—	—	—	(4)	—	4	—	0	(4)

Convertible Corporate Bonds	—	—	—	(366,580)	108,360	482,500	—	224,280	(366,580)
Corporate Bonds	0	—	—	—	(0)	2,250	—	2,250	—

TOTAL INVESTMENTS IN SECURITIES	$103,264	$—	$118,293	$(390,155)	$(10,953)	$484,755	$—	$305,204	$(354,725)

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.

††	The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the beginning of the reporting period.
In January 2010, the Financial Accounting Standards Board (“FASB”) issued amended guidance to improve disclosure about fair value measurements which requires additional disclosures about transfers between Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements in the reconciliation of fair value measurements using significant unobservable inputs (Level 3). FASB also clarified existing disclosure requirements relating to the levels of disaggregation of fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009 and interim periods within those fiscal years. Management has adopted the amended guidance and determined that there was no material impact to the Fund’s financial statements except for additional disclosures made in the notes. Disclosures about purchases, sales, issuances, and settlements in the rollforward of activity in Level 3 fair value measurements are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact of the additional disclosure requirements on the Fund’s financial statements.

The Gabelli ABC Fund
Notes to Financial Statements (Continued)
Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purpose of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.
The Fund’s derivative contracts held at December 31, 2010, if any, are not accounted for as hedging instruments under GAAP.
     Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.
Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements. During the year ended December 31, 2010, the Fund held no investments in swap agreements.
Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

The Gabelli ABC Fund
Notes to Financial Statements (Continued)
There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. During the year ended December 31, 2010, the Fund held no investments in futures contracts.
     Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Forward foreign exchange contracts at December 31, 2010 are reflected within the Schedule of Investments.
As of December 31, 2010, the value of forward foreign exchange contracts can be found in the Statement of Assets and Liabilities under Liabilities, Unrealized depreciation on forward foreign exchange contracts. For the year ended December 31, 2010, the effect of forward foreign exchange contracts can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, and Foreign Currency, within Net realized gain on foreign currency transactions and Net change in unrealized appreciation on foreign currency transactions.
Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. It is the policy of the Fund to receive and maintain securities as collateral whose market value is not less than their repurchase price. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2010, the Fund held no investments in repurchase agreements.

The Gabelli ABC Fund
Notes to Financial Statements (Continued)
Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. At December 31, 2010, there were no short sales outstanding.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/loss on investments.
Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.
Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Restricted and Illiquid Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted and illiquid securities the Fund held as of December 31, 2010, refer to the Schedule of Investments.

The Gabelli ABC Fund
Notes to Financial Statements (Continued)
Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.
Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.
In calculating the net asset value (“NAV”) per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.
Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in “interest expense” in the Statement of Operations. There was no interest expense incurred during the year ended December 31, 2010.
Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses, deemed distributions on shareholder redemptions, and reclassifications of income and gains. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2010, reclassifications were made to decrease accumulated net investment loss by $971,023 and decrease accumulated net realized gain on investments, securities sold short, and foreign currency transactions by $3,823,440, with an offsetting adjustment to additional paid-in capital.

The Gabelli ABC Fund
Notes to Financial Statements (Continued)
The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 was as follows:

	Year Ended	Year Ended
	December 31, 2010	December 31, 2009
Distributions paid from:
Ordinary income
(inclusive of short-term capital gains)	$9,080,877	$6,283,739
Net long-term capital gains	330,214	—
Return of capital	—	2,000

Total distributions paid	$9,411,091	$6,285,739

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.
At December 31, 2010, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed long-term capital gains	$6,018
Net unrealized appreciation on investments and foreign currency translations	6,766,246
Other temporary differences*	(45,098)

Total	$6,727,166

*	Other temporary differences are primarily due to income adjustments from investments in hybrid and defaulted securities.
At December 31, 2010, the temporary difference between book basis and tax basis net unrealized appreciation on investments was primarily due to deferral of losses from wash sales for tax purposes, mark-to-market adjustments on investments in passive foreign investment companies, and basis adjustments on investments in partnerships.
The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2010:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Appreciation
Investments	$432,585,764	$14,364,126	$(7,831,571)	$6,532,555
The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2010, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2010, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2007 through December 31, 2010 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

The Gabelli ABC Fund
Notes to Financial Statements (Continued)
3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.50% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.
There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Fund with respect to which the Adviser transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the year ended December 31, 2010, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities, and the Adviser reduced its fee with respect to such securities by $58.
The Fund pays each Director who is not considered an affiliated person an annual retainer of $1,000 plus $250 for each Board meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $250 per meeting attended and the Chairman of the Audit Committee and the Lead Director each receive a $1,000 annual fee. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.
4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for the Advisor Class Shares pursuant to Rule 12b-1 under the 1940 Act. Gabelli & Company, Inc. (“Gabelli & Co.”), an affiliate of the Adviser, serves as Distributor of the Fund. Under the Advisor Class Share Plan, payment is authorized to Gabelli & Co. at an annual rate of 0.25% of the average daily net assets of the Advisor Class Shares, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.
5. Portfolio Securities. Purchases and sales of securities for the year ended December 31, 2010, other than short-term securities and U.S. Government obligations, aggregated $745,842,598 and $655,100,373, respectively.
Sales of U.S. Government obligations for the year ended December 31, 2010, other than short-term obligations, aggregated $8,755,000.
6. Transactions with Affiliates. During the year ended December 31, 2010, the Fund paid brokerage commissions on security trades of $435,797 to Gabelli & Co.
The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the year ended December 31, 2010, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.
7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the federal funds rate plus 125 basis points or the sum of the federal funds rate plus 125 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. During the year ended December 31, 2010, there were no borrowings under the line of credit.

The Gabelli ABC Fund Notes to Financial Statements (Continued)
8. Capital Stock. The Fund offers Class AAA Shares and Advisor Class Shares to investors without a front-end sales charge. Class AAA Shares are available directly through the distributor or through the Fund’s transfer agent. Advisor Class Shares are available through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the distributor.
The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2010 and December 31, 2009 amounted to $1,189 and $1,989, respectively. The redemption fee does not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of distributions, (ii) the redemption was initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.
Transactions in shares of capital stock were as follows:

	Year Ended		Year Ended
	December 31, 2010		December 31, 2009
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	9,130,222	$89,410,498	16,204,336	$153,601,662
Shares issued upon reinvestment of distributions	330,498	3,258,713	381,604	3,701,562
Shares redeemed	(16,793,587)	(167,266,751)	(5,358,745)	(51,483,007)

Net increase/(decrease)	(7,332,867)	$(74,597,540)	11,227,195	$105,820,217

Advisor Class
Shares sold	20,277,673	$198,052,358	21,179,688	$199,795,489
Shares issued upon reinvestment of distributions	501,624	4,910,894	136,975	1,321,809
Shares redeemed	(10,815,781)	(105,593,235)	(8,951,165)	(85,560,544)

Net increase	9,963,516	$97,370,017	12,365,498	$115,556,754

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

The Gabelli ABC Fund
Notes to Financial Statements (Continued)
10. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. In the administrative settlement order, the SEC found that the Adviser had willfully violated Section 206(2) of the 1940 Act, Section 17(d) of the 1940 Act and Rule 17d-1 thereunder, and had willfully aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty), approximately $12.8 million of which is in the process of being paid to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and acceptable to the staff of the SEC, and agreed to cease and desist from future violations of the above referenced federal securities laws and rule. The SEC order also noted the cooperation that the Adviser had given the staff of the SEC during its inquiry. The settlement did not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Fund, the Global Growth Fund, and other funds in the Gabelli/GAMCO fund complex. The officer denied the allegations and is continuing in his positions with the Adviser and the funds. The court dismissed certain claims and found that the SEC was not entitled to pursue various remedies against the officer while leaving one remedy in the event the SEC were able to prove violations of law. The court subsequently dismissed without prejudice the remaining remedy against the officer, which would allow the SEC to appeal the court’s rulings. On October 29, 2010 the SEC filed its appeal with the U.S. Court of Appeals for the Second Circuit regarding the lower court’s orders. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Fund or the Adviser or its ability to fulfill its obligations under the Advisory Agreement.
11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli ABC Fund
Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of
Directors of Gabelli Investor Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli ABC Fund (the “Fund”), a series of Gabelli Investor Funds, Inc., as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli ABC Fund, a series of Gabelli Investor Funds, Inc., at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 28, 2011

The Gabelli ABC Fund
Additional Fund Information (Unaudited)
The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli ABC Fund at One Corporate Center, Rye, NY 10580-1422.

	Term of	Number of
Name, Position(s)	Office and	Funds in Fund
Address[1]	Length of	Complex Overseen	Principal Occupation(s)	Other Directorships
and Age	Time Served[2]	by Director	During Past Five Years	Held by Director[4]

INTERESTED DIRECTORS[3]:

Mario J. Gabelli Director and Chief Investment Officer Age: 68	Since 1993	26	Chairman and Chief Executive Officer of GAMCO Investors, Inc. and Chief Investment Officer — Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications)

INDEPENDENT DIRECTORS[5]:

Anthony J. Colavita Director Age: 75	Since 1993	34	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director Age: 67	Since 1993	16	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) and until September 2006, Director of Aphton Corporation (pharmaceuticals)

Mary E. Hauck Director Age: 68	Since 2000	3	Retired Senior Manager of the Gabelli O’Connor Fixed Income Mutual Funds Management Company	—

Kuni Nakamura Director Age: 42	Since 2009	9	President of Advanced Polymer, Inc. (chemical wholesale company)	—

Werner J. Roeder, MD Director Age: 70	Since 1993	22	Medical Director of Lawrence Hospital and practicing private physician	—

The Gabelli ABC Fund
Additional Fund Information (Continued) (Unaudited)

Term of
Name, Position(s)	Office and
Address[1]	Length of	Principal Occupation(s)
and Age	Time Served[2]	During Past Five Years

OFFICERS:

Bruce N. Alpert President and Secretary Age: 59	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988 and an officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex. Director of Teton Advisors, Inc. since 1998; Chairman of Teton Advisors, Inc. 2008 to 2010; President of Teton Advisors, Inc. 1998 through 2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Agnes Mullady Treasurer Age: 52	Since 2006	Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex

Peter D. Goldstein Chief Compliance Officer Age: 57	Since 2004	Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Corporation’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
[3]	“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.
[5]	Directors who are not interested persons are considered “Independent” Directors.

2010 TAX NOTICE TO SHAREHOLDERS (Unaudited)
For the year ended December 31, 2010, the Fund paid to shareholders an ordinary income distribution (comprised of short-term capital gains) totaling $0.220 and $0.220 per share for Class AAA and Advisor Class, respectively, and long-term capital gains totaling $330,214. The distributions of long-term capital gains have been designated as a capital gain dividend by the Fund’s Board of Directors. For the year ended December 31, 2010, 5.63% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 12.41% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 100% of the ordinary income distribution as qualified short-term gain, pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010.
U.S. Government Income:
The percentage of the ordinary income distribution paid by the Fund during 2010 which was derived from U.S. Treasury securities was 0.00%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Gabelli ABC Fund did not meet this strict requirement in 2010. The percentage of U.S. Government securities held as of December 31, 2010 was 43.07%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Gabelli/GAMCO Funds and Your Personal Privacy
Who are we?
The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.
What kind of non-public information do we collect about you if you become a shareholder?
If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:
•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.
What information do we disclose and to whom do we disclose it?
We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.
What do we do to protect your personal information?
We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

The Gabelli ABC Fund
One Corporate Center
Rye, New York 10580-1422
800-GABELLI
800-422-3554
fax: 914-921-5118
website: www.gabelli.com
e-mail: info@gabelli.com
Net Asset Value per share available daily by calling
800-GABELLI after 7:00 P.M.
Board of Directors

Mario J. Gabelli, CFA	Mary E. Hauck
Chairman and Chief	Former Senior Portfolio Manager
Executive Officer	Gabelli-O’Connor Fixed Income
GAMCO Investors, Inc.	Mutual Fund Management Co.

Anthony J. Colavita	Kuni Nakamura
President	President
Anthony J. Colavita, P.C.	Advanced Polymer, Inc.

Vincent D. Enright	Werner J. Roeder, MD
Former Senior Vice President	Medical Director
and Chief Financial Officer	Lawrence Hospital
KeySpan Corp.
Officers

Bruce N. Alpert	Peter D. Goldstein
President and Secretary	Chief Compliance Officer

Agnes Mullady
Treasurer
Distributor
Gabelli & Company, Inc.
Custodian, Transfer Agent, and Dividend Agent
State Street Bank and Trust Company
Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli ABC Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB408Q410AR
The
Gabelli
ABC
Fund
Morningstar® rated The Gabelli ABC Fund Class AAA
Shares 5 stars overall and 5 stars for the three, five,
and ten year periods ended December 31, 2010
among 677, 677, 594, and 392 Mid-Cap Growth
funds, respectively.
ANNUAL REPORT
DECEMBER 31, 2010

Item 2.	Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.
As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Vincent D. Enright is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $30,600 for 2009 and $22,000 for 2010.
Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2009 and $0 for 2010.

Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,300 for 2009 and $3,100 for 2010. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2009 and $0 for 2010.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b)	N/A

(c)	0%

(d)	N/A
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $4,300 for 2009 and $8,100 for 2010.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.
Not applicable.

Item 6.	Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.
(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Gabelli Investor Funds, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert

Bruce N. Alpert, Principal Executive Officer

Date	3/9/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert

Bruce N. Alpert, Principal Executive Officer

Date	3/9/11

By (Signature and Title)*	/s/ Agnes Mullady

Agnes Mullady, Principal Financial Officer and Treasurer

Date	3/9/11

*	Print the name and title of each signing officer under his or her signature.